UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2004 ( August 4, 2004)

KYZEN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Tennessee

(State or Other Jurisdiction of Incorporation)

000-26434	87-0475115

(Commission File Number)	(IRS Employer Identification Number)

430 Harding Industrial Blvd., Nashville, TN	37211

(Address of Principal Executive Offices)	(Zip Code)

(615) 831-0888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

Item 5. Other Information.

On August 4, 2004, Kyzen Corporation (the “Company”) issued a press release announcing the decision of its Board of Directors to file a Form 15 to apply to the Securities and Exchange Commission for the deregistration of the Company’s common stock, par value $0.01 per share. The Company also announced a plan to repurchase up to $300,000 of its common stock in the over-the-counter market and in private transactions at various periods between August 5, 2004 and December 31, 2005, depending on market conditions. The Company further announced that the publicly-traded warrants to purchase the Company’s common stock expired effective August 4, 2004.

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press release issued on August 4, 2004 by Kyzen Corporation

Item 9. Regulation FD Disclosure.

     See disclosure under Item 5 above.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYZEN CORPORATION
Date: August 5, 2004	By:	/s/ Kyle J. Doyel
Kyle J. Doyel
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on August 4, 2004 by Kyzen Corporation